UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2026 (September 15, 2026)

CALISA ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42910	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one right	ALISU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.000075 per share	ALIS	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	ALISR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on September 15, 2026, Calisa Acquisition Corp, a Cayman Islands exempted company (the “Company”), Goodvision AI Inc., a Cayman Islands exempted company (“Goodvision”), and the funds, accounts and/or other investment vehicles managed by Harraden Circle Investments, LLC signatory thereto (collectively, the “Purchaser”), entered into a Prepaid Forward Purchase Agreement. On October 13, 2026, the Company, Goodvision and the Purchaser entered into an amended and restated FPA (as amended and restated, referred to herein as the “FPA”). The FPA was entered into in order to maximize the amount of funds retained by the Company following the consummation of its previously disclosed business combination pursuant to that certain Business Combination Agreement, dated as of March 6, 2026 (as amended, the “Business Combination Agreement”), among the Company, Calisa Merger Sub, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Goodvision pursuant to which Merger Sub will merge with and into Goodvision, with Goodvision surviving the merger as a direct, wholly owned subsidiary of the Company (the “Business Combination”).

In accordance with the FPA and subject to the terms and conditions set forth therein, the Purchaser will purchase from holders of ordinary shares, par value $0.000075 per share, of the Company (“Ordinary Shares”) up to 3,000,000 Ordinary Shares (such shares to be purchased, the “Forward Purchase Shares”), at a price per share no greater than the redemption price payable to redeeming public shareholders of the Company in connection with the Business Combination, or approximately $10.31 per share (the “Redemption Price”). Upon closing of the Business Combination, 50,000 shares shall be deemed to be “Commitment Shares” and shall not be included in the Forward Purchase Shares and shall be free and clear of all obligations under the FPA.

No later than the earlier of (a) one business day after the closing of the Business Combination and (b) the date any assets from the Company’s trust account are disbursed in connection with the Business Combination, the Company will cause the Purchaser to be paid directly, out of the funds so disbursed, a cash amount (the “Prepayment Amount”) equal to the number of Forward Purchase Shares plus the number of Commitment Shares multiplied by the Redemption Price. The Company will also reimburse the Purchaser for expenses incurred in connection with the FPA and the purchase of the Forward Purchase Shares.

On the date that is 15 months after the closing of the Business Combination (or such earlier date specified by the Seller) (the “Maturity Date”), any Forward Purchase Shares and Commitment Shares not sold by the Purchaser will be returned to the Company, and any remaining amounts in respect of the Forward Purchase Shares will be retained by the Purchaser, less any amounts then owing to the Company from sales effected prior to the Maturity Date.

The Seller may terminate any portion of the FPA earlier than the Maturity Date by notifying the Company of the termination and paying the Company the then applicable Reset Price. The Reset Price is initially the Redemption Price, but may be adjusted downwards under certain circumstances as described in the FPA.

The foregoing description of the FPA is not complete and is qualified in its entirety by reference to the full text of the FPA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Neither the Company, Goodvision nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transactions discussed herein, and it is not intended to form the basis of any investment decision or any other decision in respect of the proposed transactions.

This Current Report and the exhibits filed or furnished herewith include certain “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and Goodvision. These forward-looking statements generally are identified by words and phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “would,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy” and similar expressions. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may cause such differences include, among other things, the risk that the benefits of the Business Combination may not be realized; the risk that the Business Combination may not be completed in a timely manner or at all; the amount of redemption requests made by the Company’s public shareholders; the failure to satisfy the conditions to the consummation of the Business Combination; the ability to meet applicable stock exchange listing standards following the Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or the FPA; the outcome of any legal proceedings that may be initiated following announcement of the Business Combination or the FPA; costs related to the Business Combination; changes in applicable laws or regulations; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement/prospectus described below.

The Company and Goodvision caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor Goodvision undertakes or accepts any obligation to publicly update or revise any forward-looking statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed Business Combination, the Company has filed with the SEC a registration statement on Form S-4 (File No. 333-296926), which includes a proxy statement/prospectus (the “Registration Statement”). The Registration Statement was declared effective by the SEC on September 11, 2026, and the Company has filed the definitive proxy statement/prospectus with the SEC. The Company also will file other documents regarding the proposed Business Combination with the SEC. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Investors and securityholders may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents filed with the SEC by directing a written request to the Company at 205 W. 37th Street, New York, New York 10018.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Prepaid Forward Purchase Agreement, dated as of October 13, 2026, by and among Calisa Acquisition Corp, Goodvision AI Inc. and the Purchaser.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

CALISA ACQUISITION CORP

By:	/s/ Hongfei Zhang
Name:	Hongfei Zhang
Title:	Chief Executive Officer